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                     FILED SEPARATELY WITH THE COMMISSION.



                                                                    EXHIBIT 10.7

                             ADVERTISING AGREEMENT



         This Agreement is made this _____day of _____, 1997 by and between Ford Motor Company, a Delaware corporation ("Ford"), and Budget Rent A Car Corporation and its wholly owned subsidiary Budget Rent A Car Systems, Inc., each of which is a Delaware corporation (collectively "Budget").

         WHEREAS Ford and Budget desire to set forth the terms and conditions whereby Budget shall carry out Promotional Programs designed to promote the use and rental of Ford Vehicles at Budget Locations.

         Ford and Budget agree as follows:

         1. Term of Agreement. The term of this Agreement will commence on September 1, 1997, and, subject to earlier termination as hereinafter provided, will continue until August 31, 2007.

         2. Definitions. The terms set forth below shall have the following meanings:

         Acquire -- to obtain, by purchase or lease, new and unused Vehicles for daily rental service, support of daily rental service operations, or Budget corporate vehicles at Budget Locations.

         Acquisition -- the act of acquiring new and unused Vehicles.

         Affiliate -- with respect to any corporation, any other corporation, directly or indirectly, controlling, controlled by, or under common control with such corporation. With respect to Budget, "Affiliate" includes, without limitation, Team Rental Group, Inc., and its subsidiaries, but specifically excludes Budget Licensees. For purposes of this definition and Paragraph 10(b), "control" (including "controlling," "controlled by," and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a corporation, whether through the ownership of voting securities, by contract or otherwise.

         Budget Corporate Location -- a Budget Location that is owned, controlled or operated by Budget or a Budget Affiliate.

         Budget Licensee -- any legal entity not controlled by Budget or a Budget Affiliate that is authorized by Budget or a Budget Affiliate or another Budget Licensee to conduct a business under any trademark of Budget in the United States.

         Budget Location -- a place or geographic area in the United States where Budget, a Budget Affiliate or a Budget Licensee now or hereafter conducts a Vehicle daily rental business under any trademark owned or used by Budget.



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         CPI -- the United States Department of Labor's Bureau of Labor
Statistics Revised Consumer Price Index for All Urban Consumers, or the successor of such Index.

         Ford Vehicles -- in any Model Year, those new and unused current Model Year Vehicles (e.g., 1998 models placed in daily rental service at Budget Locations during the 1998 Model Year), prior Model Year Vehicles (e.g., 1997 models placed in daily rental service at Budget Locations during the 1997 Model
Year), and subsequent Model Year Vehicles (e.g., 1999 models placed in daily rental service at Budget Locations during the 1999 Model Year), sold by Ford to its franchised dealers or Ford Motor Credit Company and in turn sold or leased for use at Budge Locations during the Model Year, but specifically excluding vehicle sold under the "Mazda" name or "Jaguar" name.

         Ford Vehicle Share -- the percentage, considered at the end of each Model Year, that new and unused Ford Vehicles represent of all Vehicle Acquisitions during such Model Year.

         Model Year - - each period of 12 Months from and including September 1 to and including the next following August 31. Each Model Year shall be referred to by the calendar year next following the commencement of the Model Year. For example, the 1998 Model Year shall commence on September 1, 1997, and end on August 31, 1998.

         Promotional Programs -- programs carried out by Budget or its Affiliates, subject to the terms and conditions of this Agreement, that feature Ford Vehicles and promote the rental thereof at Budget Locations. Such programs shall include, without limitation, major media or other advertising, direct mail solicitations, catalogue covers, point of rental materials, recorded telephone responses to calls from prospective vehicle renters, and such other activities as Budget may perform to promote Ford products in the Budget system and such other programs as Ford and Budget shall agree upon from time to time.

         Vehicle -- any new an unused passenger car or van or truck.

         Vehicle Acquisitions -- in any Model Year, all current Model Year Vehicles, prior Model Year Vehicles, and subsequent Model Year Vehicles Acquired by Budget, a Budget Affiliate or a Budget Licensee.

         3. Promotional Programs.

                  (a) Subject to the terms and conditions hereof, Budget shall, and shall cause its Affiliates, during each Model Year,

                           (i) to carry out Promotional Programs;



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                           (ii)     to perform surveys and services as may be
                                    mutually agreed to from time to time by Ford and Budget;

                           (iii) Meet with Ford's Budget Account Manager at least once each quarter, and more often if deemed mutually desirable, to communicate Budget's plans for Promotional Programs for the following quarter; and

                           (iv) Send to Ford in January and July of each year beginning in January 1998, a detailed report of the Promotional Programs implemented by Budget during the preceding six month period so that Ford may determine whether it has received promotional value commensurate with the consideration payable hereunder. Such reports shall be signed by a Senior Vice President or above of Budget and shall state the amount spent by Budget in the preceding six month period. If such Promotional Programs are reasonably deemed by Ford to be unsatisfactory and Ford so notifies Budget, Budget shall make such changes in future Promotional Programs as are mutually agreeable to both Ford and Budget.

                           (b) With respect to Budget Licensees, during each
                  Model Year Budget shall communicate its promotional activities pursuant to this Paragraph with such Licensees and shall distribute information about such activities to them. Budget shall promote such activities to Budget Licensees in substantially the same manner and to the same extent that Budget has historically promoted such promotional activities with Budget Licensees. The parties understand that Budget and Budget Affiliates do not control the types of promotional activities at Budget Locations not owned or operated by Budget or its Affiliates.

         4. Criteria for Promotional Programs. Promotional Programs shall meet the following the criteria:

                  (a) they shall be published, placed or controlled by Budget or a Budget Affiliate; and

                  (b) they shall use or contain the name of a Ford Vehicle or refer by name to Ford Motor Company at least once with an influence value



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                  and with a prominence that is reasonably satisfactory to Ford;
                  and

         (c) they shall, where feasible, use or contain a pictorial representation of a Ford Vehicle (furnished by Ford from time to time in accordance with Paragraph 9 hereof) with an influence value and with a prominence reasonably satisfactory to Ford; and

         (d) they shall not, except as Ford may consent in advance, contain any pictorial representation, trade name or endorsement of, or testimonial to, any Vehicle other than a Ford Vehicle, or any reference by name to any Vehicle manufacturer other than Ford or one of its Affiliates, provided that Vehicles other than Ford Vehicles may be mentioned or pictured in a Promotional Program with Ford's consent if the non-Ford Vehicle is of a kind for which, at the time, there is no comparable Ford Vehicle.

5. Base Payments for Promotional Programs.

                  (a) Except as provided in Paragraph 5(c) below, in consideration of the Promotional Programs and the other services provided by Budget, Ford will pay to Budget, in equal quarterly installments on the first day of September, December, March and June of each Model Year, a "Base Amount" for each of the 1998, 1999, 2000, 2001 and 2002 Model Years as follows: $ XXX in the 1998 Model
         Year; and, an amount in subsequent Model Years computed as follows (and rounded to the nearest $100,000);

                           (i) for the 1999 Model Year, an amount equal to
                  $XXX multiplied by: (A) a fraction, the numerator of
                  which shall be the CPI for April of 1998 and the denominator of which shall be the CPI for April 1997, or (B) XXX, whichever is smaller;

                           (ii) for the 2000 Model Year, an amount equal to the
                  1999 Model Year Base Amount multiplied by: (A) a fraction, the numerator of which shall be the CPI for April 1999 and the denominator of which shall be the CPI for April 1998, or
                  (B) XXX whichever is smaller;

                           (iii) for the 2001 Model Year, an amount equal to
                  2000 Model Year Base Amount multiplied by (A) a fraction, the numerator



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                  or which shall be the CPI for April 2000 and the denominator of which shall be the CPI for April 1999, or (B) XXX, whichever is smaller; and

                           (iv) for the 2002 Model Year, an amount equal to the
                  2001 Model Year Base Amount multiplied by: (A) a fraction, the numerator of which shall be the CPI for April 2001 and the denominator of which shall be the CPI for April 2000, or
                  (B) XXX, whichever is smaller.

         Using the formulas above, Ford shall calculate the amounts of the quarterly and total annual Base Amounts due under this Paragraph for the 1998 Model Year and each subsequent Model Year to and including the 2002 Model Year. This calculation shall be communicated to Budget by June 1 of each applicable Model Year or within 30 days of the publication of the CPI for April of the appropriate year, whichever is later.

                  (b) Before March 1, 2002, Ford and Budget shall negotiate in good faith to determine the Base Amounts or Base Amount calculations for the 2003, 2004, 2005, 2006 and 2007 Model Years, including whether such 2003-2007 Base Amounts should be greater than, less than or equal to prior Model Year Base amounts taking into account all relevant factors, including then prevailing economic and competitive conditions, costs of Promotional Programs, the existence of other promotional program agreements between Ford and other daily rental companies and the prior payments made hereunder. If, by June 1, 2002, and after good faith negotiations, the parties cannot agree upon a mutually acceptable Base Amount for the subject Model Years, then the Base Amount for the 2003-2007 Model Years shall be the amounts calculated as follows:

                           (i) for the 2003 Model Year, an amount equal to the
                  2002 Model Year Base Amount plus XXX of the 2002 Model Year Base Amount multiplied by: (A) a fraction, the numerator of which shall be the CPI for April 2002 and the denominator of which shall be the CPI for April 2001, or (B) XXX, whichever is smaller;

                           (ii) for the 2004 Model Year, an amount equal to the
                  2003 Model Year Base Amount multiplied by: (A) a fraction, the numerator of which shall be the CPI for April 2003 and



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                  the denominator of which shall be the CPI for April 2002, or
                  (B) XXX, whichever is smaller;

                           (iii)for the 2005 Model Year, an amount equal to 2004
                  Model Year Base Amount multiplied by: (A) a fraction, the numerator of which shall be the CPI for April 2004 and the denominator of which shall be the CPI for April 2003, or
                  (B) XXX, whichever is smaller;

                           (iv) for the 2006 Model Year, an amount equal to the
                  2005 Model Year Base Amount multiplied by: (A) a fraction, the numerator of which shall be the CPI for April 2005 and the denominator of which shall be the CPI for April 2004, or
                  (B) XXX, whichever is smaller, and

                           (v) for the 2007 Model Year, an amount equal to the
                  2006 Model Year Base Amount multiplied by: (A) a fraction, the numerator of which shall be the CPI for April 2006 and the denominator of which shall be the CPI for April 2005, or (B) XXX, whichever is smaller;

                  (c) As it is the express purpose and intent of this Agreement to promote the use of Ford Vehicles at Budget Locations and to feature Ford Vehicles in Budget's U.S. fleet, it is the understanding of the parties hereto that, during each Model Year, Ford will not be required to pay Budget the Base Amount described in Paragraph 5(a) above if the Ford Vehicle Share in such Model year is not at least 55%: provided, however, that Ford will be required to pay the Base Amount in the event that the failure to achieve a Ford Vehicle Share of 55% was solely attributable to Ford's failure to make Ford Vehicles available for Acquisition in sufficient quantities to achieve a Ford Vehicle Share of 55%. Notwithstanding the preceding sentence, if Ford's failure to allocate sufficient quantities of Ford Vehicles is caused by a production disruption of more than one year due to (a) a shortage or curtailment of material, labor, transportation, or utility service; (b) any labor or production difficulty; (c) any governmental action; or (d) any cause beyond the reasonable control of Ford, then the parties will negotiate in good faith to reduce the Base Amount by amounts reflective of the nature and extent of the production disruption and the Ford Vehicle Share actually achieved.



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6.       Increased Payments for Promotional Programs.

         (a) In support of Budget's efforts to promote the use of Ford Vehicles at Budget Locations and in support of the Promotional Programs to increase rental demand for Ford Vehicles, Ford will pay Budget the amounts listed in the following schedule, based upon increases in the Ford Vehicle Share (in addition to the Base Amount for each Model Year, as specified in Paragraph 5 hereof):

                                  The Applicable Payment
              The Ford Vehicle      Increase Over the
             Share Should Reach    Base Amount Shall Be
             ------------------    --------------------
                                        (Millions)
                    XXX                $   XXX
                    XXX                    XXX
                    XXX                    XXX
                    XXX                    XXX
                    XXX                    XXX
                    XXX                    XXX
                    XXX                    XXX
                    XXX                    XXX
                    XXX                    XXX
                    XXX                    XXX
                    XXX                    XXX
                    XXX                    XXX
                    XXX                    XXX
                    XXX                    XXX
                    XXX                    XXX

         (b) Additional payments due Budget under the above schedules shall be paid to Budget as soon as the numbers necessary for the required calculations are determined by the parties, but in no event later than December 31 following the conclusion of the applicable Model Year.

7.       Budget Certificates on Acquisition.

         (a) As soon as practicable after each Model Year, but not later than December 31 of the following Model Year, Budget shall deliver to Ford a certificate by an executive officer of Budget certifying the following information for the preceding Model Year: (i) the total number of Vehicles Acquired for use at all Budget Locations for such Model Year; and (ii) the total number of Ford Vehicles Acquired for use at all Budget Locations for such Model Year; and (iii) the Ford Vehicle Share for such Model Year.



                                       7

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                  (b)      To assist reporting pursuant to this Paragraph,
                           Budget undertakes to establish an Acquisition reporting system consistent with the Vehicle reporting requirements of this Agreement for all Budget Locations for each Model Year. This reporting system shall specify Ford Vehicles Acquired by model line and Vehicles Acquired from other manufacturers or importers. Ford may periodically examine such reporting data upon reasonable notice to Budget.

                  (c) No increased payments for Promotional Programs due to Budget each Model Year from Ford under Paragraph 6 above shall be paid until after Ford shall have had 30 days to examine the reporting data described in
                           (b) above. If Ford shall request, in writing, clarification of such data, Budget shall furnish the requested information to Ford's satisfaction before any increased payment shall be due.

         8. No Use of Ford in Script, Etc. Budget will not use or permit any Budget Affiliate to use, and will use all reasonable efforts to prevent the use at any Budget Location not owned by Budget or a Budget Affiliate, any advertising or promotional materials that contain: the Ford script-in-oval trademark; the word "Ford" in script; or any statement that is detrimental to Ford or any of Ford's Affiliates, or to the good name of Ford or any of its Affiliates, or to any product made or sold by Ford or its Affiliates.

         9. Pictures of Ford Vehicles.

                  (a) Ford will furnish to Budget, from time to time, pictorial representations of Ford Vehicles for use by Budget in its advertising and promotion.

                  (b) Each pictorial representation of a Ford Vehicle used in a Promotional Program originally released more than one month after the public introduction of a new model of such Ford Vehicle will, if practicable, be a pictorial representation of such new model.

         10. Disposition of Budget Corporate Locations.

                  (a) Budget represents that it can ensure implementation of the Promotional Programs only at Budget Corporate Locations. Accordingly, the benefit to Ford of the Promotional Programs would be substantially reduced if Budget or Budget Affiliates ceased



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                           to exercise operational control over any Budget
                           Corporate Location that had an average fleet size of 150 vehicles or more during the prior twelve months. The benefit of such Promotional Programs would be further reduced if a Budget Corporate Location came under the control of an unaffiliated Budget Licensee that declined to participate in the Promotional Programs.

                  (b) Therefore, if a change of control or Transfer affecting a Budget Corporate Location that had an average fleet size of 150 Vehicles or more during the prior twelve months should occur during the term of this Agreement, Budget or the appropriate Budget Affiliate shall make best efforts to ensure that the affected former Corporate Location will continue to participate in the Promotional Programs to the same extent it participated in such Promotional Programs while controlled or operated by Budget or a Budget Affiliate, notwithstanding any change of control or Transfer affecting such Budget Corporate Location. As used herein, the term "Transfer" means the sale, lease, assignment, franchise, license, transfer or other disposition of all or any portion of any Budget Corporate Location or any fixed assets, real properties, or other property or assets reasonably necessary for the conduct of the Budget Rent A Car or Budget Rent A Truck business at such Location.

                  (c) If the total purchases of Ford Vehicles by Budget in any Model Year shall drop below the total of the purchases of Ford Vehicles in the Model Year of 1997, whether as a result of a change of control or Transfer of one or more Budget Corporate Locations, as a result of any change in control of Budget or any Budget Affiliate, or otherwise, then Ford may take one of the following actions at its sole discretion:

                           (i) reduce the base payment for promotional programs set forth in Paragraph 5 for that Model Year by the percentage by which the purchases of Ford Vehicles for that Model Year dropped below the Model Year of 1997; or

                           (ii)     reduce the increased payments for
                                    promotional programs set forth in



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                                    Paragraph 6 for that Model Year by the
                                    percentage by which the purchases of Ford
                                    Vehicles for that Model Year dropped below the Model Year of 1997.

         11. Confidentiality.

                  (a) This Agreement, or any part of the contents hereof, and all records, statements and matters relating hereto and all information and data disclosed by the parties to each other hereunder except information that is also publicly disclosed or information obtained from third parties (collectively "Confidential Material") shall be treated as confidential and Ford and Budget each shall take or cause to be taken the same degree of care in preventing disclosure to third parties of the Confidential Material as it does with its own confidential trade or business information. Further, except as may otherwise be required by law or by subpoena or civil investigative demand, neither party shall provide the Confidential Material, or any part thereto, to any other person or legal entity, without the prior written consent of the other (which consent shall not be withheld unreasonably), other than to the following persons or legal entities having a need to know: (i) its accountants, attorneys and investment bankers; or (ii) any financial institution that it a creditor of or is making or negotiating loans to, or equity investments in, Budget or Ford, as the case may be. In disclosing the Confidential Material to any of the persons or legal entities referred to in clauses (i) and (ii) above, the disclosing party will impose on the receiving party the same degree of confidentiality and care that Ford and Budget have undertaken in the first sentence of this Paragraph or, in the case of Confidential Material supplied to any person or governmental agency pursuant to subpoena or civil investigative demand, request of the Securities and Exchange Commission or similar request, the disclosing party will seek an appropriate protective order or confidential treatment, and will use its best efforts to assure that the receiving persons or entities return all copies of all the Confidential Material that shall have been furnished to it, promptly after the receiving party shall



                                       10
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                           have completed its required analysis or review of
                           such Material.

                  (b) Ford and Budget each shall use its best efforts to keep, and shall cause its respective Affiliates to keep, confidential the terms and conditions of this Agreement and, without the express prior written consent of the other, shall not in any manner or for any reason disclose any part or the whole of this Agreement except to its officers, directors, and key employees on a need-to-know basis.

         12. Furnishing Copies of Promotional Programs. Budget will furnish to Ford, upon request made at any time not more than twice a year, copies or examples of all Promotional Program materials (including, without limitation, print advertisements, collateral material, mat services, telecommunication material and outdoor displays) prepared for Budget or on Budget's behalf and placed by or through its advertising agencies during the month preceding such request.

         13. Budget to Control Promotional Programs. Budget will have sole discretion and control over all copy, art work, editorial matter, media and release dates for all Promotional Programs.

         14. No Copyright Violation. Budget warrants that no Promotional Program or other information or material released by Budget or under its control that contains any pictorial representation of a Ford Vehicle or any reference to Ford or its Affiliates will violate the copyright or right of privacy of, or constitute a libel or slander or actionable derogation of, or violate any legal or equitable right of, any person or entity; and in all other respects Budget agrees, in the performance of its services hereunder, to comply with all laws, rules and regulations and other legal requirements applicable to the performance of such services.

         15. Budget's Indemnity of Ford. Budget will indemnify and hold harmless Ford, its dealers, its Affiliates and their dealers from and against all claims, damages, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys fees) arising out of or connected with any advertising, promotion or publicity released by Budget or under Budget's control and with any failure by Budget to perform its obligations hereunder.

         16. Ford's Indemnity of Budget. Ford will indemnify and hold harmless Budget, its Affiliates and Budget Licensees from and against all claims, damages, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys fees) arising out of or connected with the proper use of any pictorial representation, information or data furnished by Ford



                                       11
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hereunder and with any failure by Ford to perform its obligations hereunder.

         17. Agreement Not in Connection with Vehicle Sales. This Agreement is not made in connection with or as a part of any transaction related to the sale of any Ford Vehicle or Vehicles, and nothing contained herein will be construed as imposing, directly or indirectly, any obligation on anyone to purchase or supply any Ford Vehicles.

         18. No Advertising of Competitive Products. Budget shall not, except as otherwise specifically provided, publish, place or pay for any advertising or promotion of any make of Vehicle other than a Ford Vehicle which Ford, in its sole discretion, believes has reduced or may reduce the value to Ford or its Affiliates of the Promotional Programs or other services to be provided by Budget. Budget shall, to the extent practicable, prevent Affiliates and any Budget Licensee from conducting such promotions or publishing any of such advertising as referred to in this Paragraph.

         19. Termination by Either Party. If either Budget or Ford fails to fulfill its obligations under this Agreement, the other may terminate this Agreement as of the last day of any succeeding month by giving at least 30 days, prior notice of termination to the party in breach unless such breach be cured in such notice period, or, if not capable of being cured in such notice period, the curing thereof is commenced and proceeds with all due diligence during such notice unless such breach be cured in such notice period, or, if not capable of being cured in such notice period, the curing thereof is commenced and proceeds with all due diligence during such notice period and is cured with 60 days; provided, however, in case of such termination, Ford agrees to pay Budget on a monthly pro rata basis for all commitments for Promotional Programs discussed at the quarterly meetings described in Paragraph 3, provided that such commitments shall be carried out in full by Budget.

         20. Termination for Illegality. If, in the opinion of Ford's legal counsel, this Agreement or any substantial part is rendered illegal by enactment of a statute or a final decision by a court of competent jurisdiction or would require Ford to make similar payments to or for the benefit of Ford franchised dealers or others, either party may terminate this Agreement, effective immediately, by giving notice to the other party, whereupon neither party shall have further obligation to the other except as to such obligations that are due and payable as of the date of termination.

         21. Examination of Budget Records. Budget agrees that Ford will have the right, through its duly authorized agents or representatives, to examine all pertinent records of Budget and its Affiliates, including, without limitation, records as to any Budget Location, at reasonable times for the purposes of determining, and to the extent necessary for the determination



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of, the accuracy of all information that may be furnished by Budget to Ford hereunder. Such records will include all documents of Budget and its Affiliates and such Licensee information as Budget may have in their custody and control pertaining to the Promotional Programs or to Acquisitions or the number of Vehicles at Budget Locations.

         22. Changes. This Agreement may not be changed in any way except by an instrument in writing signed and delivered by the duly authorized representatives of Ford and Budget.

         23. Notices. Any notice or other communication required or permitted hereunder shall be in writing, will be given by registered or certified United States mail, and shall be deemed given when deposited in the mail, postage paid and addressed as follows:

                  As to Ford:

                  Ford Motor Company
                  300 Renaissance Center
                  P.O. Box 43362
                  Detroit, Michigan 48243
                  Attention: Executive Director,
                             Rental, Lease and Remarketing Operations


                  with a copy to:

                  Ford Motor Company
                  The American Road
                  Dearborn, Michigan 48121
                  Attention: Secretary

                  As to Budget:

                  Budget Rent A Car Corporation
                  4225 Naperville Road
                  Lisle, Illinois 60532
                  Attention: Chief Executive Officer

         Such addresses and persons may be changed by notice given in like manner.

         24. Michigan Agreement. This Agreement shall be construed in accordance with and governed by the laws of the State of Michigan without giving effect to the principles of conflicts of law thereof.

         25. Dispute Resolution. If a dispute arises between Ford and Budget relating to this Agreement, the following procedure shall be implemented, and neither party shall pursue other available remedies, except that either party may seek injunctive relief from a court where appropriate in order to maintain the status quo while this procedure is being followed:

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.




         (a) Ford and Budget shall hold a meeting promptly, attended by persons with decision-making authority regarding the dispute, to attempt in good faith to negotiate a resolution of the dispute; provided, however, that no such meeting shall be deemed to vitiate or reduce the obligations and liabilities of the parties hereunder or be deemed a waiver by a party hereto of any remedies to which such party would otherwise be entitled hereunder.

         (b) If, within 30 days after such meeting, Ford and Budget have not succeeded in negotiating a resolution of the dispute, they shall submit the dispute to mediation in accordance with the then current Model Procedure for Mediation of Business Disputes of the Center for Public Resources and to bear equally the costs of mediation.

         (c) Ford and Budget will jointly appoint a mutually acceptable mediator, seeking assistance in such regard from the Center for Public Resources if they have been unable to agree upon such appointment within 20 days from the conclusion of the negotiation period.

         (d) Ford and Budget shall participate in good faith in the mediation and negotiations related thereto for a period of 30 days. If the parties are not successful in resolving the dispute through mediation, then the parties agree to submit the matter to binding arbitration in accordance with the Center for Public Resources Rules for Non-Administered Arbitration of Business Disputes, by a sole arbitrator.

         (e) Mediation or arbitration shall take place in Detroit, Michigan, unless otherwise agreed by the parties. The substantive and procedural law of the State of Michigan shall apply to the proceedings. Equitable remedies shall be available in any arbitration. Punitive damages shall not be awarded. This Section 19 is subject to the Federal Arbitration Act, 9 U.S.C.A. Section 1 et. seq. and judgment upon the award rendered by the arbitrator, if any, may be entered by any court having jurisdiction thereof.

         26. Entire Agreement. This Agreement supersedes any prior agreements and understandings, written and oral, between Budget and Ford with respect to the subject matter hereof; provided, however, the Agreement dated as of July 31, 1990, as amended, shall remain in full force and effect to and including August 31, 1997.

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.




         27. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Budget and Ford and their respective successors and assigns; provided, however, no assignment of the obligations of Budget or Ford hereunder shall release Budget or Ford, as assignor, from the performance of its obligations hereunder.

         28. Headings. The paragraph headings herein are included for convenience of reference only and shall not be deemed a part of this Agreement.

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.




         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective as of the day and year first above written.

                                                 FORD MOTOR COMPANY


                                                 By:
                                                    --------------------------
                                                 Its:
                                                    --------------------------


                                                 BUDGET RENT A CAR CORPORATION



                                                 By:
                                                    --------------------------
                                                 Its:
                                                    --------------------------